AGENCY AGREEMENT
                                ----------------

This Agreement made this 21st day of July, 2003 by and between ARL, Inc. of Moon Township, Pennsylvania, or any of its Divisions (American Carrier Group, Inc., General Express, or Patriot Transport) hereinafter referred to as CARRIER and Power2Ship, Inc., a Nevada corporation located at 903 Clint Moore Rd., Boca Raton, Florida 33487, hereinafter referred to as AGENT.

It is mutually understood, agreed and promised by and between CARRIER and AGENT, each in consideration of the covenants, agreements and promises of the other recited herein, as follows:

I.   AGENT COVENANTS AND AGREES:

     1. To represent CARRIER for the purposes and within the scope of the limitations set forth in Paragraph I and II of this Agreement.

     2. To establish and maintain at his/her own expense adequate office and terminal facilities within the area set forth in APPENDIX A of this AGREEMENT, which facilities shall meet reasonable standards as determined by CARRIER as to location, structure, interior arrangement and housekeeping. AGENT further agrees that CARRIER's representative shall be allowed unhindered access to AGENT's premises during normal business hours.

     3. To employ a sufficient number of people to properly perform the obligations and duties set forth in this AGREEMENT.

     4. It is understood that AGENT will have a business phone for the purpose of conducting the CARRIER's business. All costs and expenses incurred to establish, maintain and operate such telephone or telephones will be paid by AGENT, and AGENT agrees he or she will not be entitled to any reimbursement for such expenses from CARRIER.

     5. To comply with the regulations of all Federal, State and local governmental agencies having jurisdiction.

     6. To comply with all rules, policies and procedures from time to time established by CARRIER including, but not limited to, the control of drivers' logs, the verification of hours of services, and the inspection of vehicles.

     7. For container agents, any per diems billed and not able to be collected on will be the AGENT's responsibility. It will be the AGENT's responsibility to reimburse the CARRIER in full.

     8. To get approval from CARRIER before accepting C.O.D.'s, Shipments originating at or destined to points CARRIER is not authorized to serve direct, shipments involving rigging and shipments, where size and/or weight, are such that they cannot be legally transported over the highways of the states through which they must pass without obtaining special permits.

     9. To assist CARRIER in securing full compliance with all provisions of Lease Agreements in effect between CARRIER and owners of equipment.

     10. To assist CARRIER in the investigation of claims when so requested by CARRIER, and to give all possible assistance in the settling of claims.

     11. To comply in all respects with the provisions of tariffs governing the movements of traffic by CARRIER.

     12. To procure and pay for Workmen's Compensation Insurance for him/herself, his/her associates, assistants and employees in a sufficient amount and upon such terms and conditions as will indemnify and save harmless CARRIER from any liability by reason of any accident or injury that may arise out of and during the course of their employment.


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     13.  To hold, store and safeguard any property of CARRIER received by him\her for the account of CARRIER and upon request to return such property to CARRIER in as good condition as when received, ordinary wear and tear excepted. All records or papers of any kind relating to CARRIER's business and any forms and other materials bearing the name or trademark of CARRIER or any division thereof shall remain the property of CARRIER and shall be surrendered to CARRIER upon demand.

     14. Any AGENT found representing ARL, Inc., or any other divisions of ARL, Inc., or making such arrangements by the use of names which are the same or deceptively similar to any of the ARL Network names, and utilizing any of these practices to directly invoice and/or receive payments from customers, will be subject to all applicable civil and criminal prosecutions, and will surrender back to the CARRIER all revenues obtained in this manner, and to the imposition upon the AGENT of such other damages, including punitive damages, as a court of competent jurisdiction may deem appropriate.

II.  CARRIER COVENANTS AND AGREES:

     1. To vest AGENT with authority to represent ARL, Inc. within the area depicted and/or described in APPENDIX A to this Agreement for the purpose of soliciting, picking up, dispatching and properly documenting all freight that the CARRIER may legally and properly transport or freight of the following types only: FLATBEDS, VANS, HOT SHOTS, DROP FRAMES, DOUBLE DROP FRAMES & REEFERS.

     2. To furnish AGENT with appropriate copies of documents used in the operation of CARRIER's transportation business.

     3. While operating under CARRIER's authority, AGENT will be provided with auto liability, cargo and general liability insurance.

     4. Cargo liability exposure will not exceed $100,000 per movement of freight unless prior authorization is received by ARL's corporate office.

III. AGENT & CARRIER COVENANTS AND AGREES:

     1. AGENT is not entitled to any commission on traffic requiring CARRIER's approval if the traffic is actually transported before approval is received from CARRIER.

     2. AGENT is not authorized or empowered to lease equipment from leasing companies in the name ARL, Inc.

     3. The amount or amounts set forth in APPENDIX A are to be payment in full of all compensation due to AGENT for his/her services rendered under the provisions of this AGREEMENT.

     4. If AGENT does not agree with CARRIER's statement of charges accurately set for the rates, weights, charges and shipments for the applicable statement period, AGENT must notify CARRIER of its position as to the correct amount of the charges within 60 days of receipt. Otherwise, AGENT or its legal representatives, successors and assigns shall waive the right to claim that additional commissions are due from CARRIER.

     5. CARRIER receives the right to offset any payables against open CARRIER receivables generated by signatory or any subsidiary company.

     6.   This AGREEMENT may not be assigned or otherwise transferred by AGENT.


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     7.   AGENT shall not have nor shall he/she hold him/herself out as having authority to make representations or promises on the part of CARRIER except as specifically provided in this AGREEMENT. AGENT shall not have nor shall he/she hold him/herself out as having the power to pledge CARRIER's credit, nor to extend credit in the name of CARRIER except in those instances specifically authorized by CARRIER. Decisions regarding credit shall be made only by CARRIER.

     8. This AGREEMENT shall become effective as of the date hereof and shall remain in full force and effect until terminated by written correspondence by either party.

     9. This AGREEMENT shall supersede all agreements, oral or written, between AGENT and CARRIER prior to the date of this AGREEMENT.

     10. In case the AGENCY is a PARTNERSHIP, all of the partners must sign this AGREEMENT and each partner shall have full authorization to sign documents, disburse funds and to represent and otherwise bind the partnership.

Governed by the rules regulated and tried by a competent jury under the Commonwealth of Pennsylvania.

                                   APPENDIX A
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Compensation: The compensation referred to in Section I, Paragraph 2; Section
II, Paragraph 1; and Section III, Paragraph 3 shall be as follows:

     Loads  moved  within  assigned  territory:                      84% of 100%
                                                                    -----
     Loads  moved  through the Central Office:                        3% of 100%
                                                                    -----
     Special  Service Loads (Brokerage):                             90% of 100%
                                                                    -----
     Truck  Pay:                                                     75% of 100%
                                                                    -----
     ARL's  share  of  accessorials:                                 11% of 100%
                                                                    -----
     Territorial Assignment: 48 contiguous states plus Alaska, and Canadian Providence's.

                                    ARL, INC.

Witness:                              By:
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                                         CARRIER'S  REPRESENTATIVE     DATE


Witness:                              By:
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                                         AGENT                         DATE


Witness:                              By:
        ---------------------------      ------------------------------------
                                         2ND  AGENT (if applicable)    DATE


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